Exhibit 32.1

                             CERTIFICATION PURSUANT
                           SECTION 1350 CERTIFICATION

In connection with the annual report of H & H Imports, Inc. (the "Company") on Form 10-Q for the quarter ended November 30, 2009 as filed with the Securities and Exchange Commission (the "Report"), I, Francis A. Rebello, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: January 8, 2010                   By: /s/ Francis A. Rebello
                                            ----------------------
                                            Francis A. Rebello, President
                                            (Principal Executive and Financial
                                            and Accounting Officer)